                                                                  EXHIBIT 10.38

                         ICTV - WEB SITE LINK AGREEMENT
                            (for US-based companies)


         This Agreement (the "AGREEMENT") is between ICTV, Inc., a Delaware corporation located at 14600 Winchester Blvd, Los Gatos, CA 95030 ("ICTV") and Entertainment Boulevard Inc., a Nevada corporation located at 4052 Del Rey Ave., Suite 108, Marina Del Rey, CA 90404 ("Company") and is effective as of
April 14, 1999 (the "EFFECTIVE DATE").

                                    RECITALS

         A. Company owns or has licensed the rights of all creative content and resource library resident on its website at WWW.VIDNETUSA.COM.

         B. ICTV is in the business of developing and providing products and services to enable cable television subscribers to access certain computer-based technology through the incorporation of PCs and related technology in the headends of cable television systems ("ICTV SYSTEMS"), as described in EXHIBIT A.

         C. Company wishes ICTV to link to Company's site through such systems ("ICTV LINK") pursuant to the terms and conditions of this Agreement.

                              TERMS AND CONDITIONS

         The parties agree as follows:

         1.       DEFINITIONS.

                  "WEBSITE" means Company's web site at www.vidnetusa.com and any service or product available via this site.

                  "AUTHORIZED VIEWER" means a person who accesses any aspect of the Website through an ICTV System.

                  "CABLE OPERATOR" means any and all of ICTV's direct or indirect customers that make the ICTV System available to Authorized Viewers or to such customers.

                  "ROYALTY" means the revenue share amount which Company will pay ICTV per this Agreement.

                  "INTELLECTUAL PROPERTY RIGHTS" means patent rights, copyright rights (including, but not limited to, rights in audiovisual works and moral rights), trade secret rights, trademark rights, and any other intellectual property rights recognized by the law of each applicable jurisdiction.

                  "COMPANY'S MARKS" means the trademarks and/or service marks of Company that are displayed to an Authorized Viewer in connection with the ICTV Link.

                  "TERRITORY" means worldwide.


         2.       DELIVERY, MAINTENANCE, SUPPORT AND TRADEMARK LICENSES

                  (a) ICTV will implement the ICTV Link in accordance with this Agreement no earlier than JUNE 01, 1999. ICTV will have no other promotional or marketing obligations under this Agreement.

                  (b) Company will notify ICTV prior to making any updates, new feature additions, or other changes to the Website that may affect the ICTV Link so that ICTV has a reasonable opportunity to review, and prepare for, such changes in advance.

                  (c) Company will maintain and handle all support issues associated with the Website. Company will support its customers in their use of the services and/or products made available via the Website.

                  (d) The Authorized Viewer is identified currently by the ICTV browser ID, where the browser ID includes the string "ICTV". ICTV will promptly notify Company of any change to such identification method that may affect Company.

                  (e) Exhibit B specifies Company's services and products on the Website as of the Effective Date. Should there be other services or products initiated for the Website where Company would generate revenue, ICTV will be informed of such plans and will share in such revenues in accordance with the provisions of this Agreement.

                  (f) Subject to the terms and conditions of this Agreement, each party to this Agreement grants to the other party a non-exclusive, non-transferable license for the term of this Agreement to use its trademarks and service marks solely as specified in this paragraph, provided that such use has been reviewed and approved by the other party. Nothing in this Agreement grants ownership or any rights in or to use such trademarks and service marks, except in accordance with this license. The rights in this license will terminate upon any termination or expiration of this Agreement.

                           Neither party will seek to register any interest in the trademarks and/or service marks of the other party, or confusingly similar marks, at any time. ICTV may display Company's Marks to Authorized Viewers in connection with the ICTV Link. Company may use ICTV's "ICTV" mark as specified in paragraph (f) above.

                  (g) Company will receive no less representation and presence than similar providers within the ICTV system.

                  (h) Company will create in collaboration with and for ICTV a Jukebox page from which videos will be selected and displayed.


         3.       FINANCIAL OBLIGATIONS AND ACCOUNTING

                  (a) PAYMENT OF ROYALTIES. Company agrees to pay ICTV: (i) a Royalty equal to 50% of the total revenue received from Banner Ads served in the Music Video Jukebox area.

                           (ii) 10% of sales received from every Authorized Viewer that purchases CDs via link to online Entertainment Boulevard's CD store. 15% of sales received will be rewarded for sales over 7500 units per month.


                  (b) TIMING AND REPORTS. Company will pay Royalties due to ICTV within forty-five (45) days following the end of the calendar quarter during which the Royalty accrues. Company will pay and agrees to pay all sums due in United State Dollars. Such payments will be accompanied by reports showing in summary form the appropriate calculations relating to the computation of the Royalties. All payments and reports hereunder will be deemed rendered when deposited, postage prepaid, in the United States Mail, addressed to ICTV at ICTV's address set forth on the first page hereof.

                  (b) AUDIT. An independent certified public accountant selected by ICTV and reasonably acceptable to Company may, upon reasonable notice and during normal business hours, inspect the records in Company's possession on which the Royalty reports are based. If, upon performing such audit, it is determined that Company has underpaid ICTV by an amount greater than ten percent (10%) of the payments due in the corresponding calendar year, Company will reimburse ICTV for all reasonable expenses and costs of such audit in addition to its obligation to make full payments under subsection
                           (a).

                  (c) INTEREST. If ICTV does not receive the applicable Royalty payment on or before the due date of such payment, Company will pay interest on Royalties owed to ICTV from such date at a rate equal to the lesser of: (i) 1.5% per month; or (ii) the highest rate permitted by applicable law.

                  (d) TAXES. Company will be responsible for the payment of any taxes arising from the payments made under this Agreement, except for taxes on ICTV's net income.

         4.       WARRANTIES

                  (a) Each party warrants that it has full legal rights to enter into this Agreement and to perform its obligations hereunder.

                  (b) Company warrants that the Website will perform in accordance with its documentation in all material respects.

                  (c) THE WARRANTIES IN THIS SECTION ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         5.       INDEMNITIES.

                  (a) INDEMNITY BY COMPANY. Company will indemnify ICTV and each Cable Operator (collectively, "INDEMNIFIED PARTIES") against and hold them harmless from, and will defend or settle at Company's own expense, any action or other proceeding brought against an Indemnified Party to the extent that it is based on a claim (i) that Company's Marks infringe any Intellectual Property Rights of a third party; or
                           (ii) relating to the Website. Company will pay any and all costs, damages and expenses (including but not limited to reasonable attorneys' fees) awarded against an Indemnified Party in any such action or proceeding attributable to any such claim.

                  (b) Company will have no obligation under this section as to any action, proceeding or claim unless: (i) Company is notified of it promptly; (ii) Company has sole control of its defense and settlement; and (iii) the Indemnified Party provides Company with reasonable assistance in its defense and settlement.

         6.       CONFIDENTIALITY

                  (a) Each party: (i) will not disclose to any third party or use any technical product, business, or customer-related information disclosed to it by the other party (collectively "CONFIDENTIAL INFORMATION") except as expressly permitted in this Agreement; and
                           (ii) will take all reasonable measures to maintain the confidentiality of all Confidential Information of the other party in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

                  (b) "Confidential Information" will not include information that: (i) is in or enters the public domain without breach of this Agreement; (ii) the receiving party lawfully receives from a third party, or already has in its possession, without restriction on disclosure and without breach of a nondisclosure obligation; or (iii) the receiving party develops independently.

                  (c) Each party acknowledges that the Confidential Information of the other party contains trade secrets, the disclosure of which would cause substantial harm to such other party that could not be remedied by the payment of damages alone. Accordingly, such other party will be entitled to seek preliminary and permanent injunctive relief and other equitable relief for any breach of this section.

                  (d) Notwithstanding the terms or conditions of any agreement between the parties, neither party will be obligated to disclose or use any customer-related information in violation of applicable law.

         7.       LIMITATIONS OF LIABILITY

                  (a) EXCEPT FOR LIABILITY UNDER SECTION 5, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND EVEN IF SUCH DAMAGES ARE FORESEEABLE.

                  (b) ICTV'S TOTAL LIABILITY TO COMPANY UNDER THIS AGREEMENT WILL BE LIMITED TO THE PAYMENTS

                           MADE UNDER THIS AGREEMENT BY COMPANY TO ICTV DURING THE PRIOR 12 MONTHS.

         8.       TERM AND TERMINATION

                  (a) The term of this Agreement will be for one (1) year beginning on the Effective Date. This Agreement will automatically renew for additional one-year periods, unless either party notifies the other in writing of its intent not to renew at least sixty (60) days prior to the expiration.

                  (b) Either party will have the right to terminate this Agreement if:

                           (i) the other party breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days after written notice;

                           (ii) the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; or

                           (iii) the other party becomes the subject of an involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation or composition for the benefit of creditors, if such petition is not dismissed within sixty
                                    (60) days of filing.

                  (c) Within thirty (30) days of the termination of this Agreement, each party will return to the other party or (at such other party's request) destroy all copies of the Confidential Information of such other party in its possession or control.

                  (d) The following Sections will survive the expiration or earlier termination of this Agreements: 5, 6, 7, 8(c).

         9.       COMPLIANCE WITH APPLICABLE LAWS.

                  In performing under this Agreement, each party agrees to comply with all applicable laws, regulations, ordinances and statutes, including but not limited to, the export laws and regulations of the United States and its governmental and regulatory agencies.

         10.      EXCUSED PERFORMANCE.

                  Neither party will be deemed to be in default of any provision of this Agreement nor be liable for any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, civil, or military authority, civil disturbance, military action, war, strikes, other catastrophes or any other similar cause beyond its reasonable control. Written notice to the non-affected party of any such condition will be given by the affected party within ten (10) days of the event.


         11.      DELIVERY OF NOTICES AND DELIVERY OF PAYMENTS.
                  Unless otherwise directed in writing by the parties, all notices given hereunder and all payments made hereunder will be sent to the addresses set forth on the first page hereof. All notices, requests, consents and other communications under this Agreement will be in writing and will be deemed to have been delivered on the date personally delivered or on the date deposited in the United States Postal Service, postage prepaid by certified mail, return receipt requested, or delivered by electronic facsimile and confirmed.

         12.      GENERAL

                  (a) This Agreement and the rights and obligations hereunder may not be assigned in whole or in part by Company without the prior written consent of ICTV, which will not be unreasonably withheld.

                  (b) The parties are independent contractors. Nothing in this Agreement is intended or shall be construed to constitute either party the partner, employee or agent of the other.

                  (c) Any waiver by a party under this Agreement will not constitute a continuing waiver by such party.

                  (d) This Agreement will be governed by the substantive laws of the State of California. The prevailing party in any dispute will be entitled to receive its reasonable fees and costs (including, without limitation, attorneys' fees) in connection therewith.

                  (e) This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, superseding all prior or contemporaneous representations, understandings and agreements between the parties with respect to the subject matter hereof. This Agreement or any provision hereof may be modified or waived only by a statement in writing signed by the party against whom enforcement of same is sought.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Agreement as of the Effective Date

ICTV, INC.                                ENTERTAINMENT BOULEVARD, INC.

BY: /s/ Sheldon Safir                     BY: /s/ Stephen Brown
   ----------------------------------        ---------------------------------
NAME: Sheldon Safir                       NAME:  Stephen Brown
     --------------------------------          -------------------------------
TITLE: VP-Content and Bus. Dev.           TITLE:  CEO
      -------------------------------           ------------------------------
DATE:  4/21/99                            DATE:   4/19/99
     --------------------------------          -------------------------------

                                    EXHIBIT A

                     DESCRIPTION OF ICTV SYSTEM AND SERVICES


         ICTV has developed a system for delivering interactive multimedia content including Internet access, to residences over cable television networks without the need for a personal computer in the home. The platform for the system consists of hardware and software that is placed at the headend of the cable operation and a small box placed at the user's home. This platform provides video switching among the various applications available to the user. The user accesses the system via cable or telephone lines connected to the small box and can direct an on-screen pointer with a compact remote control device or wireless keyboard.

                                    EXHIBIT B

                 DESCRIPTION OF COMPANY'S SERVICES AND PRODUCTS


Entertainment Boulevard is in the business of creating entertainment websites geared toward the presentation of streaming media content. Currently, their sites include Vidnet, ScreenClips, Pro Sports Net, ComedyNet, and Netfomercial.

Entertainment Boulevard's flagship site is Vidnet, an interactive music channel. Vidnet's music video selection is updated daily and features a wide variety of musical formats, including Rock/Metal, Pop/Dance, Urban, Country, Reggae, Christian, Jazz/Swing and Latin. The music videos are available through RealPlayer G2. The videos are encoded so that they can not be copied off the on-line presentation for any other use, thus protecting the videos against any piracy. Vidnet is in compliance with all of BMI's and ASCAP's rules and regulations.

Vidnet links will appear in appropriate places throughout the ICTV environment. When the subscriber clicks on the link, a co-branded ICTV/Vidnet jukebox or player will open and play music videos. Within the player, the subscriber will have the ability to navigate through the weekly top 20 and other available videos, which will be seen at 300kbps. Within this player and in other appropriate sections of the ICTV environment, users will view banner ads and have the opportunity to purchase CD's through the Entertainment Blvd. store.

                         ICTV - WEB SITE LINK AGREEMENT
                            (for US-based companies)


         This Agreement (the "AGREEMENT") is between ICTV, Inc., a Delaware corporation located at 14600 Winchester Blvd, Los Gatos, CA 95030 ("ICTV") and Entertainment Boulevard Inc., a Nevada corporation located at 4052 Del Rey Ave., Suite 108, Marina Del Rey, CA 90404 ("Company") and is effective as of April 14, 1999 (the "EFFECTIVE DATE").

                                    RECITALS

         A. Company owns or has licensed the rights of all creative content and resource library resident on its website at WWW.NETFOMERCIAL.COM.

         B. ICTV is in the business of developing and providing products and services to enable cable television subscribers to access certain computer-based technology through the incorporation of PCs and related technology in the headends of cable television systems ("ICTV SYSTEMS"), as described in EXHIBIT A.

         C. Company wishes ICTV to link to Company's site through such systems ("ICTV LINK") pursuant to the terms and conditions of this Agreement.

                              TERMS AND CONDITIONS

         The parties agree as follows:

         1.       DEFINITIONS.

                  "WEBSITE" means Company's web site at www.vidnetusa.com and any service or product available via this site.

                  "AUTHORIZED VIEWER" means a person who accesses any aspect of the Website through an ICTV System.

                  "CABLE OPERATOR" means any and all of ICTV's direct or indirect customers that make the ICTV System available to Authorized Viewers or to such customers.

                  "ROYALTY" means the revenue share amount which Company will pay ICTV per this Agreement.

                  "INTELLECTUAL PROPERTY RIGHTS" means patent rights, copyright rights (including, but not limited to, rights in audiovisual works and moral rights), trade secret rights, trademark rights, and any other intellectual property rights recognized by the law of each applicable jurisdiction.

                  "COMPANY'S MARKS" means the trademarks and/or service marks of Company that are displayed to an Authorized Viewer in connection with the ICTV Link.

                  "TERRITORY" means worldwide.


         2.       DELIVERY, MAINTENANCE, SUPPORT AND TRADEMARK LICENSES

                  (a) ICTV will implement the ICTV Link in accordance with this Agreement no earlier than JUNE 01, 1999. ICTV will have no other promotional or marketing obligations under this Agreement.

                  (b) Company will notify ICTV prior to making any updates, new feature additions, or other changes to the Website that may affect the ICTV Link so that ICTV has a reasonable opportunity to review, and prepare for, such changes in advance.

                  (c) Company will maintain and handle all support issues associated with the Website. Company will support its customers in their use of the services and/or products made available via the Website.

                  (d) The Authorized Viewer is identified currently by the ICTV browser ID, where the browser ID includes the string "ICTV". ICTV will promptly notify Company of any change to such identification method that may affect Company.

                  (e) Exhibit B specifies Company's services and products on the Website as of the Effective Date. Should there be other services or products initiated for the Website where Company would generate revenue, ICTV will be informed of such plans and will share in such revenues in accordance with the provisions of this Agreement.

                  (f) Subject to the terms and conditions of this Agreement, each party to this Agreement grants to the other party a non-exclusive, non-transferable license for the term of this Agreement to use its trademarks and service marks solely as specified in this paragraph, provided that such use has been reviewed and approved by the other party. Nothing in this Agreement grants ownership or any rights in or to use such trademarks and service marks, except in accordance with this license. The rights in this license will terminate upon any termination or expiration of this Agreement.

                           Neither party will seek to register any interest in the trademarks and/or service marks of the other party, or confusingly similar marks, at any time. ICTV may display Company's Marks to Authorized Viewers in connection with the ICTV Link. Company may use ICTV's "ICTV" mark as specified in paragraph (f) above.

                  (g) Company will receive no less representation and presence than similar providers within the ICTV system.


         3.       FINANCIAL OBLIGATIONS AND ACCOUNTING

                  (a)      PAYMENT OF ROYALTIES.  Company agrees to pay ICTV:
                           (i) a Royalty equal to 50% of the total revenue received from Banner Ads served in the Netfomercial area .

                           (ii) a Royalty equal to 50% of revenues received by Company from the infomercial companies who have infomercials on Netfomercial for sales generated by every Authorized Viewer that purchases merchandise via online link to Entertainment Boulevard's Netfomercial site.

                  (b) TIMING AND REPORTS. Company will pay Royalties due to ICTV within forty-five (45) days following the end of the calendar quarter during which the Royalty accrues. Company will pay and agrees to pay all sums due in United State Dollars. Such payments will be accompanied by reports showing in summary form the appropriate calculations relating to the computation of the Royalties. All payments and reports hereunder will be deemed rendered when deposited, postage prepaid, in the United States Mail, addressed to ICTV at ICTV's address set forth on the first page hereof.

                  (c) Audit. An independent certified public accountant selected by ICTV and reasonably acceptable to Company may, after at least thirty (30) days notice and during normal business hours, inspect only the records in Company's possession on which the Royalty reports are based. All information derived by Licensor during such audit shall be kept confidential. Licensor may only conduct an audit once in any calendar year and only once per statement. If, upon performing such audit, it is determined that Company has underpaid ICTV by an amount greater than ten percent (10%) of the payments due in the corresponding calendar year, Company will reimburse ICTV for all reasonable expenses and costs of such audit in addition to its obligation to make full payments under subsection (a).

                  (d) Interest. If ICTV does not receive the applicable Royalty payment on or before the due date of such payment, Company will pay interest on Royalties owed to ICTV from such date at a rate equal to the lesser of: (i) 1.5% per month; or (ii) the highest rate permitted by applicable law.

                  (e) Taxes. Company will be responsible for the payment of any taxes arising from the payments made under this Agreement, except for taxes on ICTV's net income.

         4.       WARRANTIES

                  (a) Each party warrants that it has full legal rights to enter into this Agreement and to perform its obligations hereunder.

                  (b) Company warrants that the Website will perform in accordance with its documentation in all material respects.

                  (c) THE WARRANTIES IN THIS SECTION ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         5.       INDEMNITIES.

                  (a) INDEMNITY BY COMPANY. Company will indemnify ICTV and each Cable Operator (collectively, "INDEMNIFIED PARTIES") against and hold them harmless from, and will defend or settle at Company's own expense, any action or other proceeding brought against an Indemnified Party to the extent that it is based on a claim (i) that Company's Marks infringe any Intellectual Property Rights of a third party; or
                           (ii) relating to the Website. Company will pay any and all costs, damages and expenses (including but not limited to reasonable attorneys' fees) awarded against an Indemnified Party in any such action or proceeding attributable to any such claim.

                  (b) INDEMNITY BY ICTV. ICTV will indemnify Company against and hold them harmless from, and will defend or settle at ICTV's sole expense any action or other proceeding brought against Company to the extent that it is based on a claim relating to the ICTV Systems. ICTV will pay any and all costs, damages and expenses

                           (including but not limited to reasonable attorneys' fees) awarded against Company in any such action or proceeding attributable to any such claim.

                  (c) Company will have no obligation under this section as to any action, proceeding or claim unless: (i) Company is notified of it promptly; (ii) Company has sole control of its defense and settlement; and (iii) the Indemnified Party provides Company with reasonable assistance in its defense and settlement.

         6.       CONFIDENTIALITY

                  (a) Each party: (i) will not disclose to any third party or use any technical product, business, or customer-related information disclosed to it by the other party (collectively "CONFIDENTIAL INFORMATION") except as expressly permitted in this Agreement; and
                           (ii) will take all reasonable measures to maintain the confidentiality of all Confidential Information of the other party in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

                  (b) "Confidential Information" will not include information that: (i) is in or enters the public domain without breach of this Agreement; (ii) the receiving party lawfully receives from a third party, or already has in its possession, without restriction on disclosure and without breach of a nondisclosure obligation; or (iii) the receiving party develops independently.

                  (c) Each party acknowledges that the Confidential Information of the other party contains trade secrets, the disclosure of which would cause substantial harm to such other party that could not be remedied by the payment of damages alone. Accordingly, such other party will be entitled to seek preliminary and permanent injunctive relief and other equitable relief for any breach of this section.

                  (d) Notwithstanding the terms or conditions of any agreement between the parties, neither party will be obligated to disclose or use any customer-related information in violation of applicable law.

         7.       LIMITATIONS OF LIABILITY

                  (a) EXCEPT FOR LIABILITY UNDER SECTION 5, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE, AND EVEN IF SUCH DAMAGES ARE FORESEEABLE.

                  (b) ICTV'S TOTAL LIABILITY TO COMPANY UNDER THIS AGREEMENT WILL BE LIMITED TO THE PAYMENTS MADE UNDER THIS AGREEMENT BY COMPANY TO ICTV DURING THE PRIOR 12 MONTHS.

         8.       TERM AND TERMINATION

                  (a) The term of this Agreement will be for one (1) year beginning on the Effective Date. This Agreement will automatically renew for additional one-year periods, unless either party notifies the other in writing of its intent not to renew at least sixty (60) days prior to the expiration.

                  (b) Either party will have the right to terminate this Agreement if:

                           (i) the other party breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days after written notice;

                           (ii) the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; or

                           (iii) the other party becomes the subject of an involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation or composition for the benefit of creditors, if such petition is not dismissed within sixty
                                    (60) days of filing.

                  (c) Within thirty (30) days of the termination of this Agreement, each party will return to the other party or (at such other party's request) destroy all copies of the Confidential Information of such other party in its possession or control.

                  (d) The following Sections will survive the expiration or earlier termination of this Agreements: 5, 6, 7, 8(c).

         9.       COMPLIANCE WITH APPLICABLE LAWS.

                  In performing under this Agreement, each party agrees to comply with all applicable laws, regulations, ordinances and statutes, including but not limited to, the export laws and regulations of the United States and its governmental and regulatory agencies.

         10.      EXCUSED PERFORMANCE.

                  Neither party will be deemed to be in default of any provision of this Agreement nor be liable for any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, civil, or military authority, civil disturbance, military action, war, strikes, other catastrophes or any other similar cause beyond its reasonable control. Written notice to the non-affected party of any such condition will be given by the affected party within ten (10) days of the event.

         11.      DELIVERY OF NOTICES AND DELIVERY OF PAYMENTS.
                  Unless otherwise directed in writing by the parties, all notices given hereunder and all payments made hereunder will be sent to the addresses set forth on the first page hereof. All notices, requests, consents and other communications under this Agreement will be in writing and will be deemed to have been delivered on the date personally delivered or on the date deposited in the United States Postal Service, postage prepaid by certified mail, return receipt requested, or delivered by electronic facsimile and confirmed.

         12.      GENERAL

                  (a) This Agreement and the rights and obligations hereunder may not be assigned in whole or in part by Company without the prior written consent of ICTV, which will not be unreasonably withheld.

                  (b) The parties are independent contractors. Nothing in this Agreement is intended or shall be construed to constitute either party the partner, employee or agent of the other.

                  (c) Any waiver by a party under this Agreement will not constitute a continuing waiver by such party.

                  (d) This Agreement will be governed by the substantive laws of the State of California. The prevailing party in any dispute will be entitled to receive its reasonable fees and costs (including, without limitation, attorneys' fees) in connection therewith.

                  (e) This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof, superseding all prior or contemporaneous representations, understandings and agreements between the parties with respect to the subject matter hereof. This Agreement or any provision hereof may be modified or waived only by a statement in writing signed by the party against whom enforcement of same is sought.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Agreement as of the Effective Date

ICTV, INC.                                       ENTERTAINMENT BOULEVARD, INC.

BY: /s/ Sheldon Safir                            BY: /s/ Stephen Brown
   -------------------------------                  ---------------------------
NAME: Sheldon Safir                              NAME:  Stephen Brown
     -----------------------------                    -------------------------
TITLE: VP-Content and Bus. Dev.                  TITLE:  CEO
      ----------------------------                     ------------------------
DATE:   4/21/99                                  DATE:   4/19/99
     -----------------------------                    -------------------------

                                   EXHIBIT A

                    DESCRIPTION OF ICTV SYSTEM AND SERVICES


         ICTV has developed a system for delivering interactive multimedia content including Internet access, to residences over cable television networks without the need for a personal computer in the home. The platform for the system consists of hardware and software that is placed at the headend of the cable operation and a small box placed at the user's home. This platform provides video switching among the various applications available to the user. The user accesses the system via cable or telephone lines connected to the small box and can direct an on-screen pointer with a compact remote control device or wireless keyboard.

                                   EXHIBIT B

                 DESCRIPTION OF COMPANY'S SERVICES AND PRODUCTS


Entertainment Boulevard is in the business of creating entertainment websites geared toward the presentation of streaming media content. Currently, their sites include Vidnet, ScreenClips, Pro Sports Net, and Netfomercial.

Entertainment Boulevard's NetFomercial offers online shopping featuring streaming video infomercials which present products ranging from fitness to auto to home. When the subscriber clicks on the link, the subscriber will have the ability to select a product of interest and click on the associated video. Within this same area, banner ads will be displayed and users will have the opportunity to purchase Infomercial merchandise online. The videos are available through RealPlayer G2 and will be seen at 300kps.

The NetFomercial link will appear in ICTV's shopping area and within the area described as Infomercials.

                                   ADDENDUM

           To the Agreement between ICTV and Entertainment Boulevard
                              dated April 14, 1999


The purpose of this Addendum is to change the "Effective Date," as defined in the Agreement. The parties agree that the Effective Date shall be changed to December 1, 1999.

All other provisions of the Agreement remain as written.

IN WITNESS WHEREOF, authorized representatives of the parties have executed this Agreement as of the Effective Date

ICTV, INC.                                       ENTERTAINMENT BOULEVARD, INC.

BY: /s/ Sheldon Safir                            BY: /s/ Stephen Brown
   -------------------------------                  ---------------------------
NAME: Sheldon Safir                              NAME:   Stephen Brown
     -----------------------------                    -------------------------
TITLE: VP-Content and Bus. Dev.                  TITLE:  CEO
      ----------------------------                     ------------------------
DATE:  11/23/99                                  DATE:  11/23/99
     -----------------------------                    -------------------------